Filed Pursuant to 497(a)

File No 333-218596

Rule 482ad

PRICING TERM SHEET

August 8, 2017

$50,000,000

KCAP Financial, Inc.

2,000,000

6.125% Notes due 2022

The following sets forth the final terms of the 6.125% Notes due 2022 and should only be read together with the preliminary prospectus supplement dated August 8, 2017, together with the accompanying prospectus dated July 21, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	KCAP Financial, Inc.

Securities Offered	2,000,000 6.125% Notes due 2022

Principal Amount	$50,000,000

Option to Purchase Additional Notes	$7,500,000 principal amount

Maturity	September 30, 2022, unless earlier redeemed

Coupon	6.125%

Interest Payment Dates	March 30, June 30, September 30 and December 30, commencing September 30, 2017

Record Dates	March 15, June 15, September 15 and December 15

Trade Date	August 9, 2017

Settlement Date	August 14, 2017 (DTC)

Public Offering Price	$25.00 per Note

Underwriters’ Purchase Price from Issuer	$24.25 per Note

Net Proceeds to the Issuer (before expenses)	$48,500,000 (assuming no exercise of the underwriters’ option to purchase additional Notes)

Denominations	$25 and integral multiples of $25 in excess thereof

Optional Redemption	The Notes may be redeemed in whole or in part at any time or from time to time at the Issuer’s option on or after September 30, 2019 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption. See “Description of the Notes—Optional Redemption”

Listing	The Issuer intends to list the Notes on the NASDAQ Global Select Market, within 30 days of the original issue date under the trading symbol “KCAPL.”

CUSIP/ISIN	48668E 309 / US48668E3099

Use of Proceeds:	The Issuer intends to use the net proceeds from this offering for general corporate purposes, which include investing in portfolio companies and CLO funds in accordance with the Issuer’s investment objective and strategies described in the prospectus supplement.

Joint Book-Running Managers	Keefe, Bruyette & Woods, A Stifel Company Janney Montgomery Scott LLC Ladenburg Thalmann & Co. Inc.

Co-Managers	BB&T Capital Markets, a division of BB&T Securities, LLC Wunderlich Securities, Inc.

Certain Covenants	The indenture governing the Notes will include the covenants described under “Description of the Notes—Other Covenants” in the Preliminary Prospectus Supplement

This communication is intended for the sole use of the person to whom it is provided by us. This communication does not constitute an offer to sell the Notes and is not soliciting an offer to buy the Notes in any jurisdiction where the offer or sale is not permitted.

KCAP Financial, Inc. (“KCAP”) has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents KCAP has filed with the SEC for more complete information about KCAP and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, KCAP, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it from any of the following investment banks: Keefe, Bruyette & Woods, Inc., Attention: Debt Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, telephone: (800) 966-1559; Janney Montgomery Scott LLC, Attn: Syndicate Department, 1717 Arch Street, Philadelphia, PA 19103, email: prospectus@janney.com; Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, telephone: 1-800-573-2541, e-mail: prospectus@ladenburg.com.